UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2008

SUPERVALU INC.
(Exact name of registrant as specified in its charter)

Delaware	1–5418	41–0617000

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11840 Valley View Road Eden Prairie, Minnesota	55344

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 828-4000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 3, 2008, the Board of Directors of SUPERVALU INC. (the "Corporation") approved the following amendments to the Corporation's Restated Bylaws.

Section 3.02(c) and Section 3.09 of the Corporation's Restated Bylaws were amended to provide for the declassification of the Board of Directors.

The Corporation’s Restated Bylaws previously provided for three classes of directors, with each class serving for a term of three years. As amended, Section 3.02(c) of the Corporation's Restated Bylaws now states “Annual Election:  Commencing with the 2009 Annual Meeting of Stockholders, directors shall be elected annually for terms expiring at the next annual meeting of stockholders and until their successors shall be duly elected and qualified, except that any director at the 2009 Annual Meeting of Stockholders whose term expires at the 2010 Annual Meeting of Stockholders or the 2011 Annual Meeting of Stockholders shall continue to hold office until the end of the term for which such director was elected and until such director’s successor shall be duly elected and qualified (subject to their earlier death, resignation, retirement, disqualification or removal). From and after the 2011 Annual Meeting of Stockholders, all directors will stand for election annually. If, for any cause, the Board of Directors shall not have been elected at an annual meeting of stockholders, they may be elected as soon thereafter convenient at a special meeting of stockholders called for that purpose in the manner provided in these Bylaws.”

In a related change, Section 3.09 of the Corporation’s Restated Bylaws was amended to state “Removal.  Any director may be removed from office at any meeting of the stockholders, with or without cause; provided, however, that any director in a class of directors may be removed from office at any meeting of the stockholders, but only for cause.  If one or more directors be so removed, new director(s) may be elected at the same meeting.”

The foregoing description of the amendments to the Corporation's Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the Corporation's Restated Bylaws, as amended, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated by reference herein.

Item 9.01     Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit	Description of Exhibit
3.1	Restated Bylaws of SUPERVALU INC., as amended December 3, 2008
99.1	News Release of SUPERVALU INC., dated December 3, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	December 3, 2008

SUPERVALU INC.

By: /s/ Burt M. Fealing

Burt M. Fealing
Vice President, Corporate Secretary and Chief Securities Counsel (Authorized Officer of Registrant)

EXHIBIT INDEX

Exhibit	Description of Exhibit
3.1	Restated Bylaws of SUPERVALU INC., as amended December 3, 2008
99.1	News Release of SUPERVALU INC., dated December 3, 2008